EXCHANGE TRADED CONCEPTS TRUST

EMQQ The Emerging Markets Internet ETF (NYSE Arca Ticker: EMQQ)

(the “Fund”)

Supplement dated August 22, 2024, to the Fund’s currently effective

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI for the Fund and should be read in conjunction with those documents.

Effective immediately, Anand Desai, no longer serves as portfolio manager for the EMQQ The Emerging Markets Internet ETF (the “Fund”). To reflect this change, all references to Mr. Desai as a portfolio manager of the Fund are removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI. In addition, Christine Johanson has been added as a portfolio manager for the Fund. Accordingly, effective immediately, the Prospectus, Summary Prospectus and SAI are updated as follows:

The following is added to the “Portfolio Managers – Summary Section” of the Summary Prospectus and Prospectus:

Christine Johanson, Director of Penserra, has served as a portfolio manager of the Fund since 2024.

The first and fourth paragraphs under the sub-heading entitled “Portfolio Managers of EMQQ The Emerging Markets Internet ETF” in the “Portfolio Managers” section of the Prospectus is deleted in its entirety and replaced with the following:

Dustin Lewellyn, Ernesto Tong, and Christine Johanson are the Fund’s portfolio managers and are jointly responsible for the day-to-day management of the Fund. The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Ms. Johanson has been a Director with Penserra since 2023. Prior to joining Penserra, Ms. Johanson was a Director on the US Transition Management team at BlackRock from March 2022 to March 2023, where she developed custom solutions for institutional investors seeking to restructure portfolios across multiple asset classes. Ms. Johanson previously served as the global Head of Fixed Income Transition Management for Russell Investments from March 2018 to February 2022. Ms. Johanson holds a B.S.B.A. from the University of Missouri and is a CFA Charterholder.

The first and third paragraphs under the heading entitled “The Portfolio Managers” section of the SAI is deleted in its entirety and replaced with the following:

Dustin Lewellyn, CFA, Chief Investment Officer of the Sub-Adviser, Ernesto Tong, CFA, Managing Director of the Sub-Adviser, and Christine Johanson, CFA, Director of the Sub-Adviser serve as portfolio managers to the EMQQ The Emerging Markets Internet ETF.

Portfolio Manager Compensation. Mr. Lewellyn’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of Penserra. Mr. Tong receives from Penserra a fixed base salary and discretionary bonus, and he is also eligible to participate in a retirement plan. Mr. Tong’s compensation is based on the performance and profitability of Penserra and his individual performance with respect to following a structured investment process. Ms. Johanson receives from Penserra a fixed base salary and discretionary bonus and is also eligible to participate in a retirement plan. Ms. Johanson’s compensation is based on the performance and profitability of Penserra and her individual performance with respect to following a structured investment process.

The following is added under the sub-section entitled “Other Accounts Managed by the Portfolio Managers” in “The Portfolio Managers” section of the SAI as of June 30, 2024:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Christine Johanson	51	$11,439	0	N/A	0	N/A